UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

March 2, 2010

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Compensation Arrangements

On March 2, 2010, the Board of Directors (the “Board”) of Graham Packaging Company Inc. (“GPC”), the parent company of Graham Packaging Holdings Company (together with GPC, the “Company”), approved and adopted (i) GPC’s new Class A Executive Severance Plan (the “Class A Executive Severance Plan”), and (ii) GPC’s Long Term Incentive Plan (the “LTIP”), each of which will be effective as of February 10, 2010. In addition, on that date, the Board approved annual bonus amounts under GPC’s Corporate Incentive Plan and on a discretionary basis to several of the Company’s named executive officers.

Class A Executive Severance Plan

The Class A Executive Severance Plan was established for the benefit of eligible executive employees of the Company who are selected for coverage by the Company’s Chief Executive Officer. The CEO has selected the following executive officers for coverage under the Class A Executive Severance Plan: David Bullock, Mark Burgess, David Cargile, Michael Korniczky, Peter Lennox, Martin Sauer and Ashok Sudan (the “Class A Covered Executives”).

In the event that a Class A Covered Executive is terminated for Good Reason or Without Cause, the Class A Covered Executive will be entitled to the greater of the severance benefits provided under his or her employment agreement with the Company or the following benefits provided by the Class A Executive Severance Plan: (i) accelerated vesting of equity compensation awards; (ii) an amount equal to one (1) times the sum of the Covered Executive’s base salary; (iii) accrued but unpaid vacation; and (iv) the continuation of non-taxable health and dental benefits for 12 months.

In the event that a Class A Covered Executive is terminated due to a Change of Control, the Class A Covered Executive will be entitled to the greater of the severance benefits provided under his or her employment agreement with the Company or the following benefits provided by the Executive Severance Plan: (i) accelerated vesting of equity compensation awards; (ii) a lump-sum amount equal to two (2) times the sum of the Class A Covered Executive’s base salary plus bonus; (iii) a lump-sum amount equal to a prorata annual bonus plus accrued but unpaid vacation; and (iv) the continuation of non-taxable health and dental benefits for 12 months.

In consideration of receiving benefits under the Class A Executive Severance Plan, each Class A Covered Executive agrees to (a) certain limitations on disclosing Confidential Information, (b) post-termination restrictions on non-solicitation and non-competition for a period of two years following the Class A Covered Executive’s termination from the Company and (c) return of Company property upon termination of employment. In the event of a breach by the Class A Covered Executive, the Company is entitled to (a) cease making any payments or providing any benefit otherwise required under the Class A Executive Severance Plan, and/or (b) an injunction preventing the Class A Covered Executive from any continued breach.

Any Class A Covered Executive who receives benefits under the Class A Executive Severance Plan will not be entitled to receive benefits under any other Company severance plan or program.

Long Term Incentive Plan

The LTIP is designed to encourage results-oriented actions on the part of select vice-presidents, general managers, and directors of the Company that will drive the achievement of specific business objectives. Under the LTIP, the Company’s Compensation Committee or its delegate will make a grant of performance share units to selected eligible employees. Each of those units represents one share of GPC’s common stock. The number of units issued to a participant will be increased or decreased at the end of a two (2) year performance period depending upon the Company’s level of achievement over the performance period of the performance goals established by the Committee at the beginning of the performance period. At the end of the performance period, each LTIP unit will be satisfied in cash or stock (payable from shares authorized under GPC’s 2010 Equity Compensation Plan) at the discretion of the Committee. Upon a Change in Control, all LTIP awards will become fully vested and payable at the maximum amount.

In consideration of receiving the LTIP award, each participant agrees to (a) certain limitations on disclosing confidential information, (b) post-termination restrictions on non-solicitation and non-competition for a period of two years following the participant’s termination from the Company and (c) return of Company property upon termination of employment. The Company will be entitled to repayment of the LTIP award from the participant upon any violation of the above referenced agreements made in consideration of the LTIP award, and the Company may also be entitled to repayment of the LTIP award from the participant if the participant is terminated for cause within 6 months of receiving the LTIP award. No LTIP awards have yet been made.

The foregoing descriptions of the Class A Executive Severance Plan and the LTIP are qualified by reference to the full text of the Class A Executive Severance Plan and the LTIP, which are filed as Exhibits 10.1, and 10.2, respectively, to this Current Report and are incorporated by reference herein.

Approval of Annual and Discretionary Bonuses

On March 2, 2010, the Board approved non-equity incentive compensation bonuses and discretionary bonuses to certain of the Company’s executive officers, based on the financial results of the Company for the year ended December 31, 2009. The amount awarded to each of the Company’s named executive officers is set forth below:

Name and Principal Position	Bonus	Non-Equity Incentive Plan Compensation
Warren D. Knowlton, Former Chief Executive Officer and Former Executive Chairman of the Advisory Committee		$1,786,069
Mark S. Burgess, Chief Executive Officer		1,620,000
David W. Bullock, Chief Financial Officer		504,000
Ashok Sudan, Executive Vice President and General Manager, Global Food and Beverage	$145,150	492,421
Peter Lennox, Senior Vice President, General Manager of Household Chemical and Automotive, Personal Care/Specialty and South America	34,710	310,864
George M. Lane, Former Senior Vice President, Global Human Resources		56,358

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Class A Executive Severance Plan, effective as of February 10, 2010 (incorporated by reference to Exhibit 10.48 of the Annual Report on Form 10-K filed by Graham Packaging Company Inc. on March 5, 2010)

10.2	Long Term Incentive Plan, effective as of February 10, 2010 (incorporated by reference to Exhibit 10.49 of the Annual Report on Form 10-K filed by Graham Packaging Company Inc. on March 5, 2010)

10.3	Form of Long Term Incentive Plan Award Agreement (incorporated by reference to Exhibit 10.50 of the Annual Report on Form 10-K filed by Graham Packaging Company Inc. on March 5, 2010)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: March 8, 2010	By:	/s/ William E. Hennessey
	Name:	William E. Hennessey
	Title:	Corporate Controller, Treasurer and Assistant Secretary

EXHIBIT INDEX

10.1	Class A Executive Severance Plan, effective as of February 10, 2010 (incorporated by reference to Exhibit 10.48 of the Annual Report on Form 10-K filed by Graham Packaging Company Inc. on March 5, 2010)

10.2	Long Term Incentive Plan, effective as of February 10, 2010 (incorporated by reference to Exhibit 10.49 of the Annual Report on Form 10-K filed by Graham Packaging Company Inc. on March 5, 2010)

10.3	Form of Long Term Incentive Plan Award Agreement (incorporated by reference to Exhibit 10.50 of the Annual Report on Form 10-K filed by Graham Packaging Company Inc. on March 5, 2010)

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